UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Vertex Pharmaceuticals Incorporated (the "Company") 2020 annual meeting of shareholders was held on June 3, 2020. The final voting results were as follows:

1.
Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Terrence Kearney, Reshma Kewalramani, Yuchun Lee, Jeffrey Leiden, Margaret McGlynn, Diana McKenzie and Bruce Sachs to serve as members of the Company's board of directors until the annual meeting of shareholders to be held in 2021:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	227,477,836	421,281	77,317	8,792,258
Lloyd Carney	213,657,277	14,237,178	81,979	8,792,258
Alan Garber	226,552,476	1,344,140	79,818	8,792,258
Terrence Kearney	225,194,201	2,700,223	82,010	8,792,258
Reshma Kewalramani	227,155,435	746,821	74,178	8,792,258
Yuchun Lee	225,827,265	2,069,029	80,140	8,792,258
Jeffrey Leiden	224,042,702	3,844,535	89,197	8,792,258
Margaret McGlynn	227,432,472	467,171	76,791	8,792,258
Diana McKenzie	227,475,847	423,588	76,999	8,792,258
Bruce Sachs	217,205,841	10,689,749	80,844	8,792,258

2.	Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain	Non-Votes
231,416,102	5,262,659	89,931	0

3.	Based upon the following votes, the shareholders approved, on an advisory basis, the 2019 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
215,703,365	12,174,126	98,943	8,792,258

4.	Based upon the following votes, the shareholders did not approve a shareholder proposal requesting a report on the Company's policies and activities with respect to lobbying:

For	Against	Abstain	Non-Votes
106,762,421	112,776,139	8,437,874	8,792,258

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 3, 2020	/s/ Michael Parini
Michael Parini Executive Vice President, Chief Administrative, Legal and Business Development Officer